Exhibit 99.1
P.F. CHANG’S CHINA BISTRO, INC.
P.F. CHANG’S REPORTS SECOND QUARTER EARNINGS
AND RAISES FISCAL 2009 EARNINGS GUIDANCE
SCOTTSDALE, ARIZONA, July 22, 2009 — P.F. Chang’s China Bistro, Inc. (NASDAQ: PFCB) today reported consolidated income from continuing operations(1) of $12.1 million for the second quarter ended June 28, 2009 compared to $9.9 million for the second quarter of the prior year. Net income (2) for the second quarter of fiscal 2009 totaled $11.6 million compared to $9.4 million for the second quarter of the prior year.
Income from continuing operations (1) per diluted share for the second quarter of fiscal 2009 was $0.51 compared to $0.41 for the second quarter of the prior year. Net income (2) per diluted share was $0.49 compared to $0.39 in the prior year.

(000 except per share data)	2Q09	2Q08
Revenues	$301,360	$301,533

Income from continuing operations(1)	$12,079	$9,895
Net income(2)	$11,605	$9,370

Diluted income per share:
Income from continuing operations(1)	$0.51	$0.41
Net income(2)	$0.49	$0.39

Weighted average shares — diluted	23,526	24,247

(1)	Income from continuing operations refers to Income from continuing operations, net of tax attributable to PFCB common stockholders

(2)	Net income refers to Net income attributable to PFCB common stockholders
For the second quarter of 2009, consolidated revenues were $301.4 million compared to $301.5 million for the second quarter of 2008. Sales at company-owned P.F. Chang’s China Bistro restaurants accounted for $227.1 million of consolidated revenues and sales at the Company’s Pei Wei Asian Diner restaurants accounted for $74.2 million of consolidated revenues.
For the 13 weeks ended June 28, 2009, comparable store sales declined 6.8% at the Bistro due to a significant reduction in overall guest traffic combined with a very slight decline in average check reflecting the net impact of menu mix changes. Comparable store sales at the Bistro decreased 6.6%, 7.3%, and 6.5% in April, May and June, respectively.
For the 13 weeks ended June 28, 2009, comparable store sales declined 0.1% at Pei Wei due to a decline in average check reflecting the net impact of menu mix changes offset by an overall increase in guest traffic. Comparable store sales at Pei Wei were flat in April, increased 0.7% in May and decreased 1.0% in June.
During the second quarter of 2009, the Company opened one new Pei Wei restaurant.

2009 Expectations
The Company continues to expect a negative sales environment for the remainder of 2009. As a result, the Company anticipates average weekly sales for fiscal 2009 to decline approximately 6% to 7% at the Bistro and approximately 3% to 4% at Pei Wei. Consolidated revenues for fiscal 2009 are expected to increase 1% to 2% compared to fiscal 2008.
Despite lower anticipated average weekly sales, as a result of continued restaurant operating margin improvements, the Company has increased its estimate of fiscal 2009 EPS from continuing operations to a range of $1.60 to $1.65 per share.
The Company currently expects to open eight new Bistro restaurants and seven new Pei Wei restaurants during fiscal 2009. As a result, the Company continues to anticipate a significant reduction in preopening expenses for fiscal 2009 compared to fiscal 2008. Gross capital expenditures for fiscal 2009 are expected to approximate $45.0 million to $55.0 million.
The Company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the current quarter results. A webcast of the call can be accessed through the company’s website at http://www.pfcb.com.
P.F. Chang’s China Bistro Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared pan-Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

Note with respect to non-GAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating the Company’s business, management measures restaurant operating income to assess the performance of its existing restaurant concepts. Restaurant operating income includes all ongoing costs related to operating the Company’s restaurants but excludes preopening expenses and partner investment expense. Because these costs are solely related to expansion of the Company’s business, they make an accurate assessment of the health of its ongoing operations more difficult and are therefore excluded. Additionally, general and administrative expenses are only included in the Company’s consolidated financial presentation as these costs relate to support of both restaurant concepts and are generally not specifically identifiable to individual restaurant operations. As the Company’s expansion is funded entirely from its ongoing restaurant operations, restaurant operating income is a primary consideration of management when determining whether and when to open additional restaurants. The non-GAAP financial information presented herein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Please see the non-GAAP to GAAP reconciliation at the bottom of pages 5 through 7 of this press release for a reconciliation of restaurant operating income to the most directly comparable GAAP measure, income from operations.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the Company’s estimates of its earnings, revenues and anticipated new restaurants are forward-looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; changes in general economic and political conditions that affect consumer spending; changes in food costs; the financial performance of restaurants concentrated in certain geographic areas; litigation; the Company’s inability to retain key personnel; potential labor shortages that may delay planned openings; changes in government legislation that may increase labor costs; intense competition in the restaurant industry; tax returns that may be subjected to audits and could have material adverse impact; rising insurance costs; the inability to develop and construct the Company’s restaurants within projected budgets and time periods; failure to comply with governmental regulations; changes in how the Company accounts for certain aspects of the its partnership program; the Company’s ability to successfully expand its operations; implementation of new accounting software; and other risks described in the Company’s recent SEC filings.
Contacts:

Investor:	Allison Schulder	(480) 888-3000	allison.schulder@pfcb.com

Media:	Pete Marino Dig Communications	(312) 339-8833	pmarino@digcommunications.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended		26 Weeks Ended
	June 28,	June 29,	June 28,	June 29,
	2009	2008	2009	2008
Revenues	$301,360	$301,533	$611,197	$607,450
Costs and expenses:
Cost of sales	79,657	82,132	162,729	165,662
Labor	98,111	99,971	198,818	203,352
Operating	48,809	49,366	99,500	97,427
Occupancy	17,403	17,511	34,781	35,137
General and administrative	20,523	19,128	40,337	37,649
Depreciation and amortization	18,575	17,150	37,071	33,520
Preopening expense	461	1,808	949	4,627
Partner investment expense	(91)	(500)	(555)	(89)

Total costs and expenses	283,448	286,566	573,630	577,285

Income from operations	17,912	14,967	37,567	30,165
Interest and other income (expense), net	(437)	(949)	(1,377)	(1,883)

Income from continuing operations before taxes	17,475	14,018	36,190	28,282
Provision for income taxes	(5,108)	(3,636)	(10,061)	(7,217)

Income from continuing operations, net of tax	12,367	10,382	26,129	21,065
Loss from discontinued operations, net of tax	(474)	(525)	(517)	(854)

Net income	11,893	9,857	25,612	20,211
Less: Net income attributable to noncontrolling interests	288	487	658	1,192

Net income attributable to PFCB	$11,605	$9,370	$24,954	$19,019

Basic income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.52	$0.41	$1.10	$0.83

Loss from discontinued operations, net of tax, attributable to PFCB common stockholders	(0.02)	(0.02)	(0.03)	(0.04)

Net income attributable to PFCB common stockholders	$0.50	$0.39	$1.07	$0.79

Diluted income per share:
Income from continuing operations attributable to PFCB common stockholders	$0.51	$0.41	$1.08	$0.82

Loss from discontinued operations, net of tax, attributable to PFCB common stockholders	(0.02)	(0.02)	(0.03)	(0.04)

Net income attributable to PFCB common stockholders	$0.49	$0.39	$1.05	$0.78

Weighted average shares used in computation:
Basic	23,057	23,898	23,249	23,935

Diluted	23,526	24,247	23,660	24,271

Amounts attributable to PFCB:
Income from continuing operations, net of tax	$12,079	$9,895	$25,471	$19,873
Loss from discontinued operations, net of tax	(474)	(525)	(517)	(854)

Net income attributable to PFCB	$11,605	$9,370	$24,954	$19,019

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD Q2 2009

Units	306	322	331	337	348	348	350	351	351
Sales weeks	14,443	4,122	4,256	4,328	4,464	17,170	4,531	4,563	9,094
AWS	75,067	74,216	70,849	68,363	66,039	69,780	68,382	66,044	67,209

Revenues	1,084,193	305,917	301,533	295,877	294,797	1,198,124	309,837	301,360	611,197

Operating costs
Cost of sales	297,242	83,530	82,132	80,368	79,600	325,630	83,072	79,657	162,729
Labor	364,074	103,381	99,971	98,059	95,500	396,911	100,707	98,111	198,818
Operating	172,147	48,061	49,366	52,201	49,339	198,967	50,691	48,809	99,500
Occupancy	62,164	17,626	17,511	17,270	17,402	69,809	17,378	17,403	34,781
Net income attributable to noncontrolling interests	4,169	705	487	367	374	1,933	370	288	658
Depreciation & amortization	55,988	16,370	17,150	17,235	17,956	68,711	18,496	18,575	37,071
Restaurant operating income	128,409	36,244	34,916	30,377	34,626	136,163	39,123	38,517	77,640

Development costs
Preopening expenses	14,310	2,819	1,808	1,519	2,311	8,457	488	461	949
Partner investment expense	(2,012)	411	(500)	99	(364)	(354)	(464)	(91)	(555)

Other expenses
General and administrative (1)	66,968	18,521	19,128	18,152	21,687	77,488	19,814	20,523	40,337
Interest and other (income) expense, net	100	934	949	895	584	3,362	940	437	1,377
Provision for income taxes	12,420	3,581	3,636	2,057	2,919	12,193	4,953	5,108	10,061
Income from continuing operations	36,623	9,978	9,895	7,655	7,489	35,017	13,392	12,079	25,471
Loss from discontinued operations, net of tax	(4,560)	(329)	(525)	(4,693)	(2,044)	(7,591)	(43)	(474)	(517)
Net income attributable to PFCB	32,063	9,649	9,370	2,962	5,445	27,426	13,349	11,605	24,954

Income from continuing operations per FDS	$1.41	$0.41	$0.41	$0.32	$0.31	$1.45	$0.56	$0.51	$1.08

Fully diluted shares (FDS)	25,899	24,295	24,247	23,927	23,851	24,080	23,795	23,526	23,660

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.3%	27.2%	27.2%	27.0%	27.2%	26.8%	26.4%	26.6%
Labor	33.6%	33.8%	33.2%	33.1%	32.4%	33.1%	32.5%	32.6%	32.5%
Operating	15.9%	15.7%	16.4%	17.6%	16.7%	16.6%	16.4%	16.2%	16.3%
Occupancy	5.7%	5.8%	5.8%	5.8%	5.9%	5.8%	5.6%	5.8%	5.7%
Net income attributable to noncontrolling interests	0.4%	0.2%	0.2%	0.1%	0.1%	0.2%	0.1%	0.1%	0.1%
Depreciation & amortization	5.2%	5.4%	5.7%	5.8%	6.1%	5.7%	6.0%	6.2%	6.1%

Restaurant operating income	11.8%	11.8%	11.6%	10.3%	11.7%	11.4%	12.6%	12.8%	12.7%

Preopening expenses	1.3%	0.9%	0.6%	0.5%	0.8%	0.7%	0.2%	0.2%	0.2%
Partner investment expense	(0.2%)	0.1%	(0.2%)	0.0%	(0.1%)	(0.0%)	(0.1%)	(0.0%)	(0.1%)
General and administrative (1)	6.2%	6.1%	6.3%	6.1%	7.4%	6.5%	6.4%	6.8%	6.6%
Interest and other (income) expense, net	0.0%	0.3%	0.3%	0.3%	0.2%	0.3%	0.3%	0.1%	0.2%
Provision for income taxes	1.1%	1.2%	1.2%	0.7%	1.0%	1.0%	1.6%	1.7%	1.6%

Income from continuing operations	3.4%	3.3%	3.3%	2.6%	2.5%	2.9%	4.3%	4.0%	4.2%

Loss from discontinued operations, net of tax	(0.4%)	(0.1%)	(0.2%)	(1.6%)	(0.7%)	(0.6%)	(0.0%)	(0.2%)	(0.1%)

Net income attributable to PFCB	3.0%	3.2%	3.1%	1.0%	1.8%	2.3%	4.3%	3.9%	4.1%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	128,409	36,244	34,916	30,377	34,626	136,163	39,123	38,517	77,640
Add: Net income attributable to noncontrolling interests	4,169	705	487	367	374	1,933	370	288	658
Less: General and administrative (1)	(66,968)	(18,521)	(19,128)	(18,152)	(21,687)	(77,488)	(19,814)	(20,523)	(40,337)
Less: Preopening expenses	(14,310)	(2,819)	(1,808)	(1,519)	(2,311)	(8,457)	(488)	(461)	(949)
Less: Partner investment expense	2,012	(411)	500	(99)	364	354	464	91	555

Income from operations	53,312	15,198	14,967	10,974	11,366	52,505	19,655	17,912	37,567

Note:	Consolidated results include the impact of Shared Services and Other as well as the Bistro and Pei Wei concepts

(1)	Consolidated general and administrative expenses includes the costs of supporting the Company, including all concepts

Concept: P.F. Chang’s China Bistro

Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD Q2 2009

Units	172	177	182	182	189	189	190	190	190
Sales weeks	8,289	2,275	2,330	2,355	2,413	9,373	2,458	2,470	4,928
AWS	102,486	103,763	99,502	96,139	93,427	98,127	95,661	91,958	93,805
Revenues	849,743	236,089	231,972	226,443	225,459	919,963	235,141	227,144	462,285

Operating costs
Cost of sales	232,578	64,410	62,999	61,430	61,072	249,911	62,963	59,749	122,712
Labor	282,919	79,318	76,153	74,387	72,109	301,967	76,051	73,286	149,337
Operating	131,863	36,324	36,603	38,556	37,600	149,083	36,973	36,373	73,346
Occupancy	47,059	12,981	12,730	12,536	12,423	50,670	12,441	12,412	24,853
Net income attributable to noncontrolling interests	3,351	497	370	271	223	1,361	179	145	324
Depreciation & amortization	42,294	12,265	12,794	12,771	13,261	51,091	13,728	13,646	27,374
Restaurant operating income	109,679	30,294	30,323	26,492	28,771	115,880	32,806	31,533	64,339

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.4%	27.3%	27.2%	27.1%	27.1%	27.2%	26.8%	26.3%	26.5%
Labor	33.3%	33.6%	32.8%	32.9%	32.0%	32.8%	32.3%	32.3%	32.3%
Operating	15.5%	15.4%	15.8%	17.0%	16.7%	16.2%	15.7%	16.0%	15.9%
Occupancy	5.5%	5.5%	5.5%	5.5%	5.5%	5.5%	5.3%	5.5%	5.4%
Net income attributable to noncontrolling interests	0.4%	0.2%	0.2%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Depreciation & amortization	5.0%	5.2%	5.5%	5.6%	5.9%	5.6%	5.8%	6.0%	5.9%

Restaurant operating income	12.9%	12.8%	13.1%	11.7%	12.7%	12.6%	14.0%	13.9%	13.9%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	109,679	30,294	30,323	26,492	28,771	115,880	32,806	31,533	64,339
Add: Net income attributable to noncontrolling interests	3,351	497	370	271	223	1,361	179	145	324
Less: Preopening expenses	(9,012)	(1,729)	(1,271)	(732)	(1,945)	(5,677)	(294)	(280)	(574)
Less: Partner investment expense	3,358	245	500	103	218	1,066	148	20	168

Income from operations	107,376	29,307	29,922	26,134	27,267	112,630	32,839	31,418	64,257

Note: General and administrative expenses are reflected in the Company’s consolidated results

Concept: Pei Wei Asian Diner (A)

Supplemental Financial Information

	2007	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	YTD Q2 2009

Units	134	145	149	155	159	159	160	161	161
Sales weeks	6,154	1,847	1,926	1,973	2,051	7,797	2,073	2,093	4,166
AWS	38,095	37,806	36,117	35,192	33,806	35,675	36,011	35,459	35,734
Revenues	234,450	69,828	69,561	69,434	69,338	278,161	74,696	74,216	148,912

Operating costs
Cost of sales	64,664	19,120	19,133	18,938	18,528	75,719	20,109	19,908	40,017
Labor	81,155	24,063	23,818	23,672	23,391	94,944	24,656	24,825	49,481
Operating	40,284	11,737	12,763	13,645	11,739	49,884	13,718	12,436	26,154
Occupancy	15,105	4,645	4,781	4,734	4,979	19,139	4,937	4,991	9,928
Net income attributable to noncontrolling interests	818	208	117	96	151	572	191	143	334
Depreciation & amortization	12,278	3,774	3,995	4,119	4,270	16,158	4,350	4,440	8,790
Restaurant operating income	20,146	6,281	4,954	4,230	6,280	21,745	6,735	7,473	14,208

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	27.6%	27.4%	27.5%	27.3%	26.7%	27.2%	26.9%	26.8%	26.9%
Labor	34.6%	34.5%	34.2%	34.1%	33.7%	34.1%	33.0%	33.4%	33.2%
Operating	17.2%	16.8%	18.3%	19.7%	16.9%	17.9%	18.4%	16.8%	17.6%
Occupancy	6.4%	6.7%	6.9%	6.8%	7.2%	6.9%	6.6%	6.7%	6.7%
Net income attributable to noncontrolling interests	0.3%	0.3%	0.2%	0.1%	0.2%	0.2%	0.3%	0.2%	0.2%
Depreciation & amortization	5.2%	5.4%	5.7%	5.9%	6.2%	5.8%	5.8%	6.0%	5.9%

Restaurant operating income	8.6%	9.0%	7.1%	6.1%	9.1%	7.8%	9.0%	10.1%	9.5%

Reconciliation of Non-GAAP Financial Information to GAAP measures:
Restaurant operating income	20,146	6,281	4,954	4,230	6,280	21,745	6,735	7,473	14,208
Add: Net income attributable to noncontrolling interests	818	208	117	96	151	572	191	143	334
Less: Preopening expenses	(5,298)	(1,090)	(537)	(787)	(366)	(2,780)	(194)	(181)	(375)
Less: Partner investment expense	(1,346)	(656)	—	(202)	146	(712)	316	71	387

Income from operations	14,320	4,743	4,534	3,337	6,211	18,825	7,048	7,506	14,554

Note:	General and administrative expenses are reflected in the Company’s consolidated results

(A)	All current and historical operating results related to closed Pei Wei restaurants are reflected within discontinued operations for all periods presented.

P.F. Chang’s China Bistro
Supplemental Sales Information (Company Owned)
Year of Unit Opening (1)

	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	Total

Units	64	14	18	18	18	20	20	17	1	190

Sales (000)

1Q09	90,049	17,380	23,552	18,967	19,752	22,320	23,344	19,653	118	235,135
2Q09	86,490	16,225	22,655	18,623	18,993	21,760	22,750	18,177	1,464	227,137

2009	176,539	33,605	46,207	37,590	38,745	44,080	46,094	37,830	1,582	462,272

Average Weekly Sales (AWS)
1Q09	108,231	95,496	100,651	81,054	84,412	85,846	89,784	88,928	118,392	95,661
2Q09	103,955	89,147	96,814	79,587	81,165	83,691	87,501	82,249	112,615	91,958

2009	106,093	92,321	98,733	80,320	82,789	84,768	88,642	85,589	113,027	93,805

Year-Over-Year Change in AWS (2)
1Q09	-6.6%	-5.1%	-6.4%	-6.5%	-6.5%	-6.2%	-13.5%	-20.0%	—	-7.4%
2Q09	-6.3%	-6.6%	-7.1%	-6.5%	-6.6%	-5.7%	-9.4%	-15.3%	—	-7.1%

2009	-6.5%	-5.8%	-6.7%	-6.5%	-6.5%	-5.9%	-11.5%	-16.7%	—	-7.3%

Year-Over-Year Change Comp Store Sales (3)

Units	64	14	18	18	18	20	20	2	—	174

1Q09	-6.6%	-5.1%	-6.4%	-6.5%	-6.5%	-6.2%	-10.4%	—	—	-6.6%
2Q09	-6.3%	-6.6%	-7.1%	-6.5%	-6.6%	-5.7%	-9.4%	-5.8%	—	-6.8%

2009	-6.5%	-5.8%	-6.7%	-6.5%	-6.5%	-5.9%	-9.8%	-5.8%	—	-6.7%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner
Supplemental Sales Information
Year of Unit Opening (1)

	Pre-2002	2002	2003	2004	2005	2006	2007	2008	2009	Total

Units	5	11	17	19	23	27	32	25	2	161

Sales (000)

1Q09	2,690	5,502	8,729	10,036	10,874	12,762	13,386	10,374	298	74,651
2Q09	2,597	5,312	8,464	9,816	10,832	12,681	13,437	10,171	906	74,216

2009	5,287	10,814	17,193	19,852	21,706	25,443	26,823	20,545	1,204	148,867

Average Weekly Sales (AWS)

1Q09	41,380	38,474	39,498	40,632	36,367	36,359	32,179	31,920	49,652	36,011
2Q09	39,958	37,150	38,300	39,739	36,226	36,129	32,300	31,296	34,858	35,459

2009	40,669	37,812	38,899	40,186	36,296	36,244	32,239	31,608	37,632	35,734

Year-Over-Year Change in AWS (2)

1Q09	-4.5%	-3.9%	-2.4%	-2.3%	-2.1%	-0.3%	-3.6%	-22.7%	—	-3.6%
2Q09	-3.3%	-1.5%	-1.2%	-1.5%	1.0%	2.1%	0.9%	-11.8%	—	-1.0%

2009	-3.9%	-2.7%	-1.8%	-1.9%	-0.6%	0.9%	-1.4%	-16.1%	—	-2.3%

Year-Over-Year Change Comp Store Sales (3)

Units	5	11	17	19	23	27	32	9	—	143

1Q09	-4.5%	-3.9%	-2.4%	-2.3%	-2.1%	-0.3%	-2.9%	—	—	-2.2%
2Q09	-3.3%	-1.5%	-1.2%	-1.5%	1.0%	2.1%	0.9%	-10.6%	—	-0.1%

2009	-3.9%	-2.7%	-1.8%	-1.9%	-0.6%	0.9%	-0.9%	-10.6%	—	-1.2%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit is included in the year-over-year change in AWS in the thirteenth month of operation.

(3)	A unit becomes comparable in the eighteenth month of operation.